                                                                  EXHIBIT 10(a)
                                                                 EXECUTION COPY

                        THIRD AMENDMENT AND WAIVER TO
                     AMENDED AND RESTATED LOAN AGREEMENT

      THIS THIRD AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AGREEMENT (this "THIRD AMENDMENT"), dated as of May 17, 2000, is among QUIXOTE CORPORATION, a Delaware corporation ("QUIXOTE"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc., a Delaware corporation and Roadway Safety Service, Inc., a Delaware corporation) ("EAS"), QUIXOTE TRANSPORTATION SAFETY, INC., a Delaware corporation (f/k/a TranSafe Corporation) ("TRANSPORTATION"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("SPIN-CAST"), E-TECH TESTING SERVICES, INC., a Delaware corporation ("E-TECH"), SAFE-HIT CORPORATION, a Nevada corporation ("SAFE-HIT"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("HIS"), NU-METRICS, INC., a Pennsylvania corporation ("NU-METRICS"), ENERGY ABSORPTION SYSTEMS PTY LIMITED, an Australian corporation ("EAS AUSTRALIA"), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., a Delaware corporation ("EAS EUROPE"), TRANSAFE CORPORATION, a Delaware corporation ("TranSafe") certain lenders signatory hereto ("LENDERS"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as agent for the Lenders hereunder ("AGENT"). Quixote, EAS, Transportation, Spin-Cast, E-Tech, Safe-Hit, HIS, Nu-Metrics, EAS Australia, EAS Europe and TranSafe are individually and collectively referred to herein as "BORROWER." This Third Amendment shall amend that certain Amended and Restated Loan Agreement dated as of June 30, 1997 among the Borrower, the Lenders and the Agent, as previously amended by that certain First Amendment to Revolving Credit Agreement dated as of May 31, 1998 and that certain Second Amendment and Waiver to Amended and Restated Loan Agreement dated as of March 15, 1999 (as amended, restated, modified or supplemented, the "LOAN AGREEMENT").

                                 WITNESSETH:

      WHEREAS, the Borrower, the Lenders and the Agent are parties or, pursuant to the terms of this Third Amendment, will become parties to the Loan Agreement;

      WHEREAS, on April 4, 2000, TranSafe Corporation, a Delaware corporation and a Borrower hereunder, changed its name to Quixote Transportation Safety, Inc., a Delaware corporation;

      WHEREAS, on March 22, 2000, a new entity named TranSafe Corporation was incorporated as a Delaware corporation and is herein referred to as "TranSafe";

      WHEREAS, EAS Australia, EAS Europe and TranSafe are wholly-owned Subsidiaries of Quixote and Quixote desires to make each a Borrower under the Loan Agreement;

      WHEREAS, Energy Absorption Systems, Inc. (f/k/a Quixote Steno Corporation and successor by merger to Energy Absorption Systems, Inc. and Litigation Communications, Inc.)

which was a Borrower under the Loan Agreement, merged with and into Quixote Laser Corporation (f/k/a Disc Manufacturing, Inc.), which was also a Borrower under the Loan Agreement, effective on December 31, 1999 and pursuant to that certain Agreement and Plan of Merger dated December 10, 1999. Pursuant to such Agreement and Plan of Merger, Quixote Laser Corporation, a Delaware corporation, was the surviving corporation and changed its name to Energy Absorption Systems, Inc. effective as of the date of the merger.

      WHEREAS, effective on March 31, 2000, Roadway Safety Service, Inc., a Delaware corporation, which was a Borrower hereunder, was merged with and into EAS with EAS as the surviving corporation pursuant to that certain Agreement and Plan of Merger dated as of March 21, 2000;

      WHEREAS, the Borrower has, among other amendments, requested an extension of one year on the maturity dates for the Revolving Credit Loans, the Conversion Date, and the Term Loans, and the Lenders and the Agent have agreed to amend the Loan Agreement in this and other respects as set forth herein;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    AMENDMENTS TO THE LOAN AGREEMENT.

      1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

      1.2 SECTION 1. SECTION 1 of the Loan Agreement is hereby amended as of the date hereof by:

      (a) deleting the references to the dates "October 31, 2001" and "October 31, 2005" in the definition of "Commitment Termination Date" and replacing them with the dates "October 31, 2002" and "October 31, 2006" respectively;

      (b) deleting the reference to the date "November 1, 2001" in the definition of "Conversion Date" and replacing it with the date "November 1, 2002"; and

      (c) deleting the definition of "Funded Debt" in its entirety and replacing it with the following in place thereof:

            ""Funded Debt" shall mean, with respect to any Person, all Indebtedness of such Person which by the terms of the agreement governing, or instrument evidencing, such Indebtedness matures more than one year from, or is directly or indirectly renewable or extendible at the option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from, the date of creation thereof, including current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor and, in respect of Borrower, including the Revolving Credit Loan, the Term Loan, the aggregate drawn amount of all outstanding Letters of Credit and Capital Lease Obligations. With respect to Borrower, "Funded Debt" shall also include, to the extent such Indebtedness is not included above, the aggregate amount of all letters of credit issued by Borrower pursuant to clause (xi) of Section 7.3(a) and Guaranteed Indebtedness incurred by Borrower pursuant to
            Section 7.7."

      (d)   inserting the following definition in alphabetical order therein:

            ""Adjusted Consolidated Net Worth" shall mean the sum of
            (a) Consolidated Net Worth plus (b) the lesser of (i) the amount of total consideration paid by the Borrower to acquire the Borrower's common stock after June 30, 2000 and retired or held by the Borrower as treasury stock under GAAP accounting or
            (ii) $3,200,000."

      1.3 SECTION 6.3(a). SECTION 6.3(a) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

            "(a) at all times an Adjusted Consolidated Net Worth (which shall be certified by Quixote at the end of each Fiscal Year) equal to or greater than (i) $36,500,000, PLUS, (ii) 50% of Quixote's positive Consolidated Net Income for the 2001 Fiscal Year and each Fiscal Year thereafter."

      1.4 SECTION 7.2. SECTION 7.2 of the Loan Agreement is hereby amended by deleting the last sentence thereto in its entirety and replacing it with the following:

            "Notwithstanding the foregoing, Borrower may (i) make investments in Subsidiaries (whether in the form of contributions to capital or otherwise) in excess of the amounts, if any, in effect on the initial Closing Date if and to the extent that such investments in Subsidiaries which are not Borrowers do not exceed $1,000,000 with respect to any one such Subsidiary or $3,000,000 in the aggregate with respect to all such Subsidiaries, and (ii) make cash investments in, or make or accrue loans or advances of money to any Person which is not a Borrower or Subsidiary if and to the extent that such investments, loans or advances do not exceed $2,000,000 with respect to any one such Person or $4,000,000 in the aggregate with respect to all such Persons; PROVIDED, HOWEVER, that Borrower shall only be entitled to make any such investment, loan or advance if prior to and after giving effect to such investment, loan or advance no Default or Event of Default shall have occurred and be continuing."

      1.5 SECTION 7.3. SECTION 7.3(a) of the Loan Agreement is hereby amended by deleting clause (iv) thereof in its entirety and replacing it with "(iv) Guaranteed Indebtedness permitted under Section 7.7 hereof,".

      1.6 SECTION 7.7. SECTION 7.7 of the Loan Agreement is hereby amended by adding the following at the end thereof:

            "Notwithstanding the foregoing, Quixote may guarantee a maximum of $1,000,000 of Indebtedness incurred by Transportation Management Technologies, L.L.C, a Delaware limited liability company, so long as the obligations under any such guaranty are not secured by any Lien upon property owned by Borrower or any of its Subsidiaries."

      1.7 SECTION 7.14. SECTION 7.14 of the Loan Agreement is hereby amended by deleting the reference to "1,000,000 shares of Stock" therein and replacing it with "1,500,000 shares of Stock."

      1.8 DEFINITION OF "BORROWER". The parties hereto hereby agree that EAS Australia, EAS Europe and TranSafe will henceforth each individually be a "Borrower" under the Loan Agreement and, together with Quixote, EAS, Transportation, Spin-Cast, E-Tech,Safe-Hit, HIS and Nu-Metrics shall collectively henceforth be the "Borrower" under the terms of the Loan Agreement. The definition of "Borrower" set forth in the preamble to the Loan Agreement is hereby amended to mean the entities, individually and collectively, set forth in this SECTION 1.8.

      1.9 EXHIBITS. EXHIBITS A, B, C and E to the Loan Agreement are deleted in their entirety and EXHIBITS A, B, C and E attached hereto are substituted in lieu thereof.

      1.10  SCHEDULE 1.   SCHEDULE 1 is attached hereto and made a part
hereof and a part of the Loan Agreement. The Borrower has included the information set forth in SCHEDULE 1 in order to amend and supplement the information provided by the Borrower on the Closing Date in the various schedules to the Loan Agreement and in order to make the information contained therein accurate and complete as of the date hereof.

2.    WAIVER.

      The Agent and the Required Lenders hereby waive any Default or Event of Default under SECTION 7.2 of the Loan Agreement arising out of the failure of Transportation to comply with the restrictions on investments not to exceed $1,000,000 imposed by such section in connection with its investment in Transportation Management Technologies, L.L.C., a Delaware limited liability company ("TMT"), pursuant to the terms of that certain Limited Liability Company Operating Agreement of TMT dated as of October 1, 1998. The waiver by the Agent and the Required Lenders as described above shall not operate as a consent or waiver of (i) any other right, power or remedy of the Agent or the Lenders under the Loan Documents, or (ii) any other Default or Event of Default under the Loan Agreement. Such waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made or given.

3.    REPRESENTATIONS AND WARRANTIES.

      The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in SECTION 4 of the Loan Agreement as amended hereby and as amended and supplemented by SCHEDULE 1 hereto, and additionally represents and warrants that: (a) the borrowings under the Loan Agreement as amended hereby, the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of its obligations under this Third Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; (b) no

Default or Event of Default under the Loan Agreement as amended hereby has occurred and is continuing on the date of execution hereof; and (c) the information provided herein and in SCHEDULE 1 hereto with respect to EAS Australia, EAS Europe and TranSafe, with respect to the mergers involving EAS and with respect to all other matters contained herein and therein, is true and complete in all respects and fully and completely amends and supplements all of the schedules provided by the Borrower pursuant to the Loan Agreement as necessary to make the information contained in such schedules accurate and complete as of the date hereof.

4.    CONDITIONS OF EFFECTIVENESS.

      The effectiveness of this Third Amendment is subject to the conditions precedent that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and its counsel, at the expense of the Borrower, and, as appropriate, dated as of the date hereof and in such number of signed counterparts as the Agent may request:

            (a)   THIRD AMENDMENT.  This Third Amendment;

            (b) RESOLUTIONS/INCUMBENCY. A certificate from the Secretary or Assistant Secretary of each Borrower certifying (i) the name(s) of the officer or officers of the Borrower authorized to sign this Third Amendment and the other documents provided for in this Third Amendment, together with a sample of the true signature of each such officer (the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), (ii) true and correct copies of any resolutions of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance of this Third Amendment, the Loan Agreement as amended hereby, the Amended and Restated Revolving Credit Notes and other documents provided for in this Third Amendment, (iii) for each of the certificates of Quixote, Spin-Cast, E-Tech, Safe-Hit, HIS and Nu-Metrics
      (A) there has been no change in the Certificate of Incorporation for such Borrower since June 30, 1997 or March 15, 1999, as applicable, and such Certificate of Incorporation is in full force and effect as of the date hereof and no steps have been taken by the directors or stockholders of such Borrower to effect or authorize any amendment or modification thereto and (B) true and correct copies of the Bylaws of each such entity; and (iv) for the certificates of each of EAS, EAS Australia, EAS Europe, Transportation and TranSafe, respectively, true and correct copies of (A) the Certificate of Incorporation, or equivalent charter document for EAS Australia, of each such entity, and all amendments thereto, as certified by the Secretary of State of the state of incorporation, or other appropriate Australian governmental authority, for each entity, and (B) the Bylaws, or equivalent document for EAS Australia, of each such entity;

            (c) NO DEFAULT - REPRESENTATIONS ACCURATE. A certificate of each Borrower, dated the date hereof, that (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties contained in the Loan Agreement as further amended hereby and as amended and supplemented by the information set forth in SCHEDULE 1 attached hereto, are true and complete as of the date hereof;

            (d) AMENDED AND RESTATED REVOLVING CREDIT NOTES. An original Amended and Restated Revolving Credit Note dated as of the date hereof in the form of EXHIBIT B attached hereto in favor of each Lender and executed by each Borrower as replacements for the Amended and Restated Revolving Credit Notes executed and delivered on March 15, 1999 pursuant to SECTION 2.1(b) of the Loan Agreement;

            (e) RETURN AND CANCELLATION OF EXISTING REVOLVING CREDIT NOTES. The Amended and Restated Revolving Credit Notes executed and delivered on March 15, 1999 for cancellation and return to the Borrower;

            (f) DOCUMENTS RELATING TO MERGERS AND REORGANIZATION. Copies of (i) the Certificate of Merger certified by the Secretary of State of Delaware, the Agreement and Plan of Merger and other appropriate documents as required by the Agent relating to the December 31, 1999 merger involving EAS, and (ii) the Certificate of Merger certified by the Secretary of State of Delaware, the Agreement and Plan of Merger and other appropriate documents as required by the Agent relating to the March 31, 2000 merger involving Roadway Safety Service, Inc..

            (g) GOOD STANDING CERTIFICATES. Good Standing Certificates for each of EAS Europe and TranSafe from the Secretaries of State of each state in which they are qualified to do business and an equivalent certificate from an appropriate governmental authority in Australia for EAS Australia;

            (h) LEGAL OPINION. The opinion of Joan R. Riley, General Counsel of Borrower, addressed to the Lenders and the Agent in the form of EXHIBIT D attached hereto and made a part hereof;

            (i) ACCOUNTANT'S LETTER. A letter to PricewaterhouseCoopers, L.L.P., the independent accountants for Borrower, in form and substance satisfactory to Agent, executed by the Borrower; and

            (j) MISCELLANEOUS. Such other documents as the Agent may request.

5.    MISCELLANEOUS.

      5.1 COUNTERPARTS. This Third Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      5.2 EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are made a part hereof and incorporated herein as though fully set forth herein.

      5.3 SUCCESSORS AND ASSIGNS. This Third Amendment and the Loan Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns.

      5.4 CAPTIONS. Captions in this Third Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      5.5 FEES. The Borrower agrees to pay or reimburse the Agent for all reasonable costs and expenses of preparing and seeking advice in regard to this Third Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Agent, whether in or out of court, in original or appellate proceedings or in bankruptcy).

      5.6 CONSTRUCTION. THIS THIRD AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. AGENT, EACH LENDER AND BORROWER AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER AGREES NOTHING HEREIN SHALL PRECLUDE AGENT, ANY LENDER OR BORROWER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

      5.7   MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING
IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTON, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS THIRD AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER AGREEMENTS.

      5.8 AMENDMENT TO LOAN AGREEMENT. This Third Amendment shall be deemed to be an amendment to the Loan Agreement. All references to the Loan Agreement in any other document or instrument shall be deemed to refer to the Loan Agreement as amended hereby. As hereby amended, the Loan Agreement is hereby ratified and confirmed in each and every respect.

                      [signature page to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                       THE NORTHERN TRUST COMPANY,
                                       as Agent and as Lender


                                       By: /s/ Daniel A. Toll
                                           ----------------------------
                                       Name: Daniel A. Toll
                                       Title: Vice President


                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Lender


                                       By: /s/ Stephanie Patterson
                                           ----------------------------
                                       Name: Stephanie Patterson
                                       Title: Assistant Vice President


                                       AMERICAN NATIONAL BANK AND
                                       TRUST COMPANY OF CHICAGO,
                                       as Lender


                                       By: /s/ Stacey J. Huels
                                           ----------------------------
                                       Name: Stacey J. Huels
                                       Title: First Vice President


QUIXOTE CORPORATION                            ENERGY ABSORPTION SYSTEMS,
                                               INC.

By: /s/ Daniel P. Gorey                        By: /s/ Daniel P. Gorey
    ----------------------------------             ---------------------------------
Name: Daniel P. Gorey                          Name: Daniel P. Gorey
Title(s): Vice President and Treasurer         Title(s): Vice President and Treasurer


HIGHWAY INFORMATION                            NU-METRICS, INC.
SYSTEMS, INC.

By: /s/ Daniel P. Gorey                        By: /s/ Daniel P. Gorey
    ----------------------------------             ----------------------------------
Name: Daniel P. Gorey                          Name: Daniel P. Gorey
Title(s): Vice President and Treasurer         Title(s): Vice President and Treasurer


E-TECH TESTING SERVICES, INC.                  SPIN-CAST PLASTICS, INC.

By: /s/ Daniel P. Gorey                        By: /s/ Daniel P. Gorey
    ----------------------------------             ----------------------------------
Name: Daniel P. Gorey                          Name: Daniel P. Gorey
Title(s): Vice President and Treasurer         Title(s): Vice President and Treasurer


ENERGY ABSORPTION SYSTEMS                      SAFE-HIT CORPORATION
(EUROPE), INC.

By: /s/ Daniel P. Gorey                        By: /s/ Daniel P. Gorey
    ----------------------------------             ----------------------------------
Name: Daniel P. Gorey Title(s):                Name: Daniel P. Gorey
Vice President and Treasurer                   Title(s): Vice President and Treasurer


QUIXOTE TRANSPORTATION                         ENERGY ABSORPTION SYSTEMS
SAFETY, INC.                                   PTY LIMITED

By: /s/ Daniel P. Gorey                        By: /s/ Daniel P. Gorey
    ----------------------------------             ----------------------------------
Name: Daniel P. Gorey                          Name: Daniel P. Gorey
Title(s): Vice President and Treasurer         Title(s): Vice President and Treasurer


TRANSAFE CORPORATION

By: /s/ Daniel P. Gorey
    ----------------------------------
Name: Daniel P. Gorey
Title(s): Vice President and Treasurer

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
              (American National Bank and Trust Company of Chicago)


$13,333,000                                                   Chicago, Illinois
                                                                   May 17, 2000

       FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., ENERGY ABSORPTION SYSTEMS PTY LIMITED, ENERGY ABSORPTION SYSTEMS (EUROPE), INC. AND QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation) (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Lender"), or its registered assigns, at 30 South Wacker Drive, Chicago, Illinois 60606, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

       This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

       The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

       If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

       Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

       The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

       Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

       This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

       THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MARCH 15, 1999 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                     * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.



QUIXOTE CORPORATION                                          ENERGY ABSORPTION SYSTEMS, INC.
By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              ------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS                                    TRANSAFE CORPORATION
(EUROPE), INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              ------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                            SPIN-CAST PLASTICS, INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              ------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

NU-METRICS, INC.                                             SAFE-HIT CORPORATION

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              ------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                                QUIXOTE TRANSPORTATION SAFETY, INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              ------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS PTY LIMITED

By:      /s/ Daniel P. Gorey
       -------------------------------
Name:     Daniel P. Gorey
Title(s): Vice President and Treasurer


                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                          (The Northern Trust Company)


$13,334,000                                                   Chicago, Illinois
                                                                   May 17, 2000

       FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., ENERGY ABSORPTION SYSTEMS PTY LIMITED, ENERGY ABSORPTION SYSTEMS (EUROPE), INC. AND QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation) (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY ("Lender"), or its registered assigns, at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-FOUR THOUSAND DOLLARS ($13,334,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

       This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

       The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

       If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

       Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

       The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

       Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

       This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

       THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED MARCH 15, 1999 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,668 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,334 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                      * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.



QUIXOTE CORPORATION                                          ENERGY ABSORPTION SYSTEMS, INC.
By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              --------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:       Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS (EUROPE), INC.                     TRANSAFE CORPORATION

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              --------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                            SPIN-CAST PLASTICS, INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              --------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

NU-METRICS, INC.                                             SAFE-HIT CORPORATION

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       -------------------------------                              --------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                                QUIXOTE TRANSPORTATION SAFETY, INC.

By:      /s/ Daniel P. Gorey                                  By:     /s/ Daniel P. Gorey
       -------------------------------                              --------------------------------
Name:     Daniel P. Gorey                                    Name:    Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:   Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS PTY LIMITED

By:      /s/ Daniel P. Gorey
       -------------------------------
Name:     Daniel P. Gorey
Title(s): Vice President and Treasurer

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                       (LaSalle Bank National Association)


$13,333,000                                                   Chicago, Illinois
                                                                   May 17, 2000

       FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., ENERGY ABSORPTION SYSTEMS PTY LIMITED, ENERGY ABSORPTION SYSTEMS (EUROPE), INC. AND QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation) (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of LASALLE BANK NATIONAL ASSOCIATION ("Lender"), or its registered assigns, at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

       This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

       The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

       If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

       Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

       The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

       Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

       This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

       THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MARCH 15, 1999 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                     * * *

       IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.



QUIXOTE CORPORATION                                          ENERGY ABSORPTION SYSTEMS, INC.
By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       --------------------------------                             -------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS                                    TRANSAFE CORPORATION
(EUROPE), INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       --------------------------------                             -------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                            SPIN-CAST PLASTICS, INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       --------------------------------                             -------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

NU-METRICS, INC.                                             SAFE-HIT CORPORATION

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       --------------------------------                             -------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                                QUIXOTE TRANSPORTATION SAFETY, INC.

By:      /s/ Daniel P. Gorey                                  By:      /s/ Daniel P. Gorey
       --------------------------------                             -------------------------------
Name:     Daniel P. Gorey                                    Name:     Daniel P. Gorey
Title:    Vice President and Treasurer                       Title:    Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS PTY LIMITED

By:      /s/ Daniel P. Gorey
       --------------------------------
Name:     Daniel P. Gorey
Title(s): Vice President and Treasurer
